UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 7, 2015

U.S. Silica Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35416	26-3718801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8490 Progress Drive, Suite 300, Frederick, MD	21701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 682-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the annual meeting shareholders of U.S. Silica Holdings, Inc. (“U.S. Silica”), held on May 7, 2015, U.S. Silica’s shareholders approved a proposal to amend and restate U.S. Silica’s 2011 Incentive Compensation Plan (the “Plan”). The amended and restated Plan was previously approved by U.S. Silica’s Board of Directors, subject to shareholder approval. Specifically, shareholders approved the following:

•	extension of the term of the Plan through May 7, 2025 (the Plan was scheduled to expire on July 7, 2021);

•	the Section 162(m) performance goals under the Plan;

•	the Section 162(m) annual grant limitations applicable to grants of each type of award under the Plan to individual plan participants; and

•	the annual grant limitation applicable to grants of awards under the Plan to non-employee directors.

In addition the following other modifications to the Plan were adopted by the Board of Directors, which did not require shareholder approval:

•	elimination of the annual automatic increase of the aggregate share reserve under the Plan (as a result of that provision, there were approximately 6,360,000 shares available for issuance under the Plan before the amendment and restatement; following the amendment and restatement, the aggregate number of shares of common stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted is fixed at 6,300,000 shares);

•	deletion of the share recycling provision under the Plan, which allowed shares of U.S. Silica’s common stock that were delivered or exchanged by a participant as full or partial payment to U.S. Silica for payment of the exercise price or for payment of withholding taxes to again be available for issuance pursuant to awards granted under the Plan;

•	addition of express language prohibiting the “repricing” of stock options and stock appreciation rights granted under the Plan without the consent of shareholders;

•	elimination of a provision allowing for the “reload” of stock options and the exercise of stock options prior to vesting in exchange for restricted stock;

•	addition of express language to provide that awards granted under the Plan will have a minimum vesting period of one year following the date of grant;

•	addition of express language to provide that awards under the Plan will be subject to any recoupment policy that U.S. Silica may have in place or any obligation that U.S. Silica may have regarding the clawback of “incentive-based compensation” under the Securities Exchange Act of 1934 or under any applicable rules and regulations promulgated by the Securities and Exchange Commission; and

•	certain other minor clarifying amendments to the Plan to reflect developments in applicable law and equity compensation market practices.

A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 7, 2015, the Board of Directors of U.S. Silica approved a change in U.S. Silica’s registered agent in Delaware to The Corporation Trust Company. On May 8, 2015, U.S. Silica filed a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate of Change”) to effectuate the change of registered agent. The Certificate of Change became effective on May 8, 2015. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2015, U.S. Silica held its annual meeting of shareholders. The final voting results for the proposals presented at the meeting are set forth below.

1.	Election of directors nominated by U.S. Silica to serve for a term to expire in 2016 and until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Daniel Avramovich	28,285,075	468,463	11,645,591
Peter Bernard	27,881,981	871,557	11,645,591
William J. Kacal	28,026,264	727,274	11,645,591
Charles Shaver	26,516,802	2,236,736	11,645,591
Bryan A. Shinn	28,288,153	465,385	11,645,591
J. Michael Stice	28,286,020	467,518	11,645,591

Each of the director nominees was elected.

2.	Ratification of Grant Thornton LLP as independent registered public accounting firm for 2015:

Votes For	Votes Against	Abstentions
39,765,680	324,788	308,661

Grant Thornton LLP was ratified as U.S. Silica’s independent registered public accounting firm for 2015.

3.	Advisory vote to approve the compensation of U.S. Silica’s named executive officers as disclosed in the proxy statement for the 2015 annual meeting of shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,021,509	1,118,952	613,077	11,645,591

The compensation of U.S. Silica’s named executive officers was approved.

4.	Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,593,311	1,528,026	632,201	11,645,591

The Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan was approved.

5.	Approval of an amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,800,848	235,951	716,739	11,645,591

The amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors was not approved because it failed to receive the support of at least 66 2/3% of the voting power of all shares of U.S. Silica common stock outstanding as of the record date for the annual meeting of shareholders.

6.	Approval of amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by U.S. Silica’s former controlling shareholder:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,220,970	143,194	389,374	11,645,591

The amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by U.S. Silica’s former controlling shareholder were not approved because they failed to receive the support of at least 66 2/3% of the voting power of all shares of U.S. Silica common stock outstanding as of the record date for the annual meeting of shareholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

3.1	Certificate of Change of Registered Agent and/or Registered Office

10.1	Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2015

U.S. SILICA HOLDINGS, INC.

/s/ Christine Marshall
Christine Marshall
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Change of Registered Agent and/or Registered Office

10.1	Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan